EXHIBIT 10.1.1

CONFORMED COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 8, 2005 (this “Amendment Agreement”), in respect of the CREDIT AGREEMENT dated as of February 22, 2000 (as amended to date, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC. (the “Borrower”); the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

        The Borrower has requested that the Credit Agreement be amended and restated as set forth in Section 1 below and the parties hereto are willing so to amend the Credit Agreement.

        In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

        SECTION 1.  Amendment and Restatement.   (a)   Upon the effectiveness of this Amendment Agreement as provided in Section 2 below, the Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit A attached hereto (including the Schedules and Exhibits attached to such Exhibit A), and the Administrative Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. As so amended and restated, the Credit Agreement is hereinafter referred to as the “Restated Credit Agreement”.

    (b)        Upon the effectiveness of this Amendment Agreement as provided in Section 2 below, the Commitments of each Lender under the Credit Agreement that does not have a “Revolving Commitment” under the Restated Credit Agreement (including the Commitments under the Credit Agreement of each person that executes this Amendment Agreement as a “Non-Continuing Lender”) shall terminate.

    (c)        From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Loan Documents, shall mean the Restated Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

        SECTION 2.   Conditions to Effectiveness.   This Amendment Agreement and the obligations of the Lenders to make Loans and issue Letters of Credit under the

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Credit Agreement as amended and restated hereby shall become effective on the date on which the conditions specified in Section 5.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 10.02 of the Restated Credit Agreement).

        SECTION 3.  Applicable Law.   THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 4.   Counterparts.   This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

        SECTION 5.   Expenses.   The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, LLP, counsel for the Administrative Agent.

        SECTION 6.  Headings.   The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD., By /S/ CORRADO F. DE GASPERIS —————————————— Name: Corrado F. De Gasperis Title: Vice President, CFO and CIO

GRAFTECH GLOBAL ENTERPRISES INC., By /S/ CORRADO F. DE GASPERIS —————————————— Name: Corrado F. De Gasperis Title: Vice President, CFO and CIO

GRAFTECH FINANCE INC., By /S/ CORRADO F. DE GASPERIS —————————————— Name: Corrado F. De Gasperis Title: Vice President, CFO and CIO

JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender By /S/ JOHN C. RIORDAN —————————————— Name: John C. Riordan Title: Vice President

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BANK OF AMERICA, N.A., individually and as Syndication Agent, By /S/ HENRY F. BULLITT —————————————— Name: Henry F. Bullitt Title: Senior Vice President

BNP PARIBAS, individually and as Documentation Agent, By /S/ SHAYN MARCH —————————————— Name: Shayn March Title: Director

By /S/ ANGELA B. ARNOLD —————————————— Name: Angela B. Arnold Title: Vice President

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	Crédit Industriel et Commercial By /S/ STUART POST —————————————— Name: Stuart Post Title: Manager

By /S/ GARY GEORGE —————————————— Name: Gary George Title: Manager

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	ABN AMRO BANK N.V. By /S/ ROBERT H. STEELMAN —————————————— Name: Robert H. Steelman Title: Director

By /S/ KEVIN LEGALLO —————————————— Name: Kevin LeGallo Title: Associate

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	CIBC Inc. By /S/ GEORGE KNIGHT —————————————— Name: George Knight Title: Managing Director CIBC World Markets Corp. As Agent

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	The Bank of Nova Scotia By /S/ TODD HELLER —————————————— Name: Todd Heller Title: Managing Director

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	Royal Bank of Canada By JAMES F. DISHER —————————————— Name: James F. Disher Title: Authorized Signatory

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Signature Page to be executed by Lenders
under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

Lender:	Natexis Banques Populaires By /S/ NECORAT REGENT —————————————— Name: Necorat Regent Title: VP Multinational

By /S/ P.J. VAN TULDER —————————————— Name: P.J. Van Tulder Title: Group Heads

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Signature Page to be executed by Non-Continuing Lenders

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Non-Continuing Lender:	Unicredito Italiano By /S/ BARRY HENRY —————————————— Name: Barry Henry Title: Vice President

By /S/ SAIYED A. ABBAS —————————————— Name: Saiyed A. Abbas Title: Vice President

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Signature Page to be executed by Non-Continuing Lenders

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Non- Continuing Lender:	The Bank of New York By /S/ CHRISTINE T. RIO —————————————— Name: Christine T. Rio Title: Vice President

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Signature Page to be executed by Non-Continuing Lenders

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of FEBRUARY 8, 2005, in respect of the CREDIT AGREEMENT dated as of February 22, 2000, among GRAFTECH INTERNATIONAL LTD.; GRAFTECH GLOBAL ENTERPRISES INC.; GRAFTECH FINANCE INC.; the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Non- Continuing Lender:	Credit Suisse First Boston, acting through its Cayman Islands Branch By /S/ PHILLIP HO —————————————— Name: Phillip Ho Title: Director

By /S/ CASSANDRA DROOGAN —————————————— Name: Cassandra Droogan Title: Associate